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                                                                    EXHIBIT 10.7

     This GUARANTY (this "Guaranty"), dated as of September _, 2003, is made by Markland Technologies, Inc., a Florida corporation (the "Guarantor"), in favor of George Yang, a Maryland resident ("Yang")

                                    RECITALS

     WHEREAS, Guarantor, STR Acquisition Corp., a wholly owned subsidiary of Guarantor ("Merger Sub"), Security Technology, Inc., another wholly owned subsidiary of Guarantor ("Controlled Subsidiary"), Yang and Security and Technology Research, Inc., a Maryland corporation all the capital stock of which is owned by Yang (the "Company") are entering into an Agreement and Plan of Merger on even date herewith (the "Merger Agreement"), pursuant to which Merger Sub will merge into the Company and Company will become a wholly owned subsidiary of Controlled Subsidiary;

     WHEREAS, in consideration for the completion of the transaction as contemplated in the Merger Agreement, Yang will receive voting common stock of Guarantor, cash and Merger Sub's promissory note, that by operation of law will become an obligation of the Company upon the closing of the merger transaction, in the amount of Three Hundred Seventy-Five Thousand Dollars (the "Note");

     WHEREAS, Yang is willing to enter into the Merger Agreement only if the Guarantor executes and delivers this Guaranty.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereby agree as follows:

     1. GUARANTY. The Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due of any and all amounts due and payable under the Note.

     2. OBLIGATIONS PAID IN ACCORDANCE WITH TERMS HEREOF. The Guarantor guarantees that each payment under the Note shall be paid in accordance with the terms and provisions thereof without regard to any applicable law now or hereafter in affect in any jurisdiction that might in any manner affect any of such terms or provisions or the rights of Yang with respect hereto.

     3. ENFORCEMENT OF GUARANTY. On the date on which the Payment is due and payable by the Company, Yang, in his sole discretion, may proceed directly against the Guarantor to exercise any right or remedy that Yang may have under this Guaranty without pursuing or exhausting any other right or remedy that Yang may have against the Company.

     4. GUARANTY ABSOLUTE. The obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Merger Agreement or any event that might otherwise constitute a legal or equitable discharge of a guarantor, and shall not be subject to any defense, counterclaim, setoff, recoupment, abatement, reduction or other determination that the Guarantor, Merger Sub or the Company may have against Yang, it being agreed that the agreements and liabilities of the Guarantor hereunder shall not be discharged except by payment or as otherwise expressly provided in this Guaranty. The Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on the Guarantor as of the date written above.



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     5. WAIVER. The Guarantor hereby waives notice of acceptance of this
Guaranty and of any action taken or omitted in reliance thereon. The Guarantor waives any right to require Yang to: (a) proceed against any person, including Merger Sub or its successor in interest, the Company, (b) proceed against or exhaust any collateral held from the Company or any other person; (c) pursue any other remedy in Yang's power; or (d) make any presentments, demands for performance, or give any notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligations or evidences of the payments under the Note guaranteed hereunder.

     6. CONTINUING GUARANTY OF PAYMENT. The Guarantor hereby represents and agrees that this is a present and continuing guaranty of payment and that this Guaranty (a) shall be binding upon the Guarantor and its respective successors and assigns and (b) shall inure to and shall be enforceable by Yang and his successors, transferees and assigns.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Guarantor hereby represents, warrants and covenants to Yang that:

          7.1. NO BREACH. The execution and delivery of this Guaranty by the Guarantor will not result in any breach of or default under any provision of any contract or agreement of any kind to which the Guarantor is a party or by which the Guarantor is bound or to which the Guarantor's assets or properties are subject.

          7.2. DUE AUTHORIZATION; ENFORCEABILITY. The execution of this Guaranty has been duly authorized by all required action of the Guarantor and this Guaranty constitutes a valid, legal and binding guaranty of the Guarantor, enforceable in accordance with its terms.


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     8. MISCELLANEOUS.

          8.1. GOVERNING LAW. This Guaranty is governed by and construed in accordance with the laws of the State of Maryland, without reference to principles of conflicts of laws.

          8.2. COSTS, EXPENSES AND ATTORNEYS' FEES. All costs and expenses, including reasonable attorneys' fees, made or incurred by Yang in the enforcement of this Guaranty or in the collection of any of the payment under the Note shall be paid by the Guarantor immediately upon demand.

          8.3. NOTICES. Any notice, request, demand or other communication permitted or required to be given shall be in writing, shall be signed by the party giving it, shall be sent to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies) and shall be deemed conclusively to have been given (a) when sent by telefax, telex or telegram, (b) on the third day following the day sent by certified or registered United States mail, postage prepaid and return receipt requested, or (c) when otherwise delivered to addressee. The addresses of the parties are as follows:

          (a) If to Yang, at the following address:



          (b) If to Guarantor, at the following address:



          8.4. ENTIRE AGREEMENT. This Guaranty contain all the terms and conditions of and the entire agreement between Yang and the Guarantor relating to the subject matter hereof.

          8.5. COUNTERPARTS. This Guaranty may be executed in one or more counterparts, and by facsimile, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

          8.6. NO WAIVER BY ACTION, ETC. Any waiver or consent respecting any representation, warranty or other provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of the frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty or other provision of this Guaranty in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in this same, similar or other circumstances.


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          8.7. AMENDMENTS. This Guaranty may not be amended, modified, waived or assigned except by a writing signed by the Guarantor and Yang.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be executed and delivered as of the date first set forth above.


                                        GUARANTOR:

                                        MARKLAND TECHNOLOGIES, INC.

                                        By: /s/ Ken Ducey
                                            ------------------------------------
                                            Ken Ducey, CFO/President

Approved and Accepted:

George Yang

/s/ George Yang
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